                                                        DELAWARE(SM)
                                                        INVESTMENTS
                                                        -----------------------
                                                        Philadelphia [ ] London





                                                        Delaware
                                                        Pooled Trust


                                                        The Global Fixed Income
                                                        Portfolio
                                                        Prospectus June 29, 1999

Delaware Pooled Trust, Inc. (Fund) offers 23 Portfolios, which provide a no-load investment alternative for institutional clients and high net-worth individuals. The Fund is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service. This Prospectus offers The Global Fixed Income Portfolio.


























________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
________________________________________________________________________________

Table of contents


              ...................................................
              Risk/Return Summary: Investments,
              Risks and Performance

              The Global Fixed Income Portfolio            Page 1

              Additional Investment Information                 4

              Risk Factors                                      6

              Management of the Fund                            8
              Shareholder Services                             10

              How to Purchase Shares                           11

              Redemption of Shares                             12
              Valuation of Shares                              13
              Dividends and Capital Gains Distributions        14
              Taxes                                            14

              Financial Highlights                             16

              Appendix A                                       17

Profile: The Global Fixed Income Portfolio

What are the Portfolio's Goals?

          The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets which will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the Portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities and foreign government securities and securities of supranational entities.




                                                                           1
                                                                           -----

________________________________________________________________________________

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by the investment adviser to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or underdeveloped, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. to the extent the Portfolio invests in securities of companies in emerging markets, investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. To the extent the investment adviser invests in forward foreign currency contracts or uses other investments to endeavor to hedge against currency risks, the Portfolio will be subject to the special risks associated with that activity.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.






    2
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

How has The Global Fixed Income Portfolio performed?
____________________________________________________

This bar chart and table can help you evaluate the potential risks of investing in The Global Fixed Income Portfolio. We show how returns for The Global Fixed Income Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception--with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


Year-by-year total return (The Global Fixed Income Portfolio)

1993            19.16%
1994             1.24%
1995            18.96%
1996            14.96%
1997             1.73%
1998             8.68%

As of December 31, 1998, The Global Fixed Income Portfolio had a year-to-date return of 8.68%. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 6.33% for the quarter ended March 31, 1993 and its lowest quarterly return was -2.50% for the quarter ended June 30, 1994.

                              Average annual returns for periods ending 12/31/98


                                 The Global Fixed     Salomon Smith Barney World
                                Income Portfolio         Government Bond Index
1 year                                8.68%                     15.29%
5 years                               8.88%                      7.85%
Since inception (11/30/92)           10.57%                      8.72%


What are The Global Fixed Income Portfolio's fees and expenses?
________________________________________________________________________________
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               None
Maximum sales charge (load) imposed on
   reinvested dividends                                      None
Purchase reimbursement fees                                  None
Redemption reimbursement fees                                None
Exchange fees                                                None
________________________________________________________________________________
Investment advisory fees(1)                                 0.50%
Distribution and service (12b-1) fees                       None
Other expenses(1)                                           0.12%
Total operating expenses(1)                                 0.62%
________________________________________________________________________________
1 year                                                        $63
3 years                                                      $199
5 years                                                      $346
10 years                                                     $774


Shareholder fees are fees paid directly from your investment.

Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

                                                                           3
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

Additional Investment Information

The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. The following chart gives a brief description of the securities that the Portfolio may invest in. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.



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                            Securities                                    How we use them
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
Corporate Bonds: Debt obligations issued by a corporation.        The Portfolio may invest in debt obligations of
                                                                  foreign and U.S. companies which are generally
                                                                  rated A or better by S&P or Moody's or, if
                                                                  unrated, are deemed to be of comparable quality.


Mortgage-Backed Securities: Fixed-income securities               The Portfolio may invest in mortgage-backed securities
that represent pools of mortgages, with investors                 issued or guaranteed by the U.S. government, its
receiving principal and interest payments as the                  agencies or instrumentalities or by government
underlying mortgage loans are paid back. Many are                 sponsored corporations.
issued and guaranteed against default by the U.S.
government or its agencies or instrumentalities, such
as the Federal Home Loan Mortgage Corporation, the
Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by
certificates issued or guaranteed by the government or
its agencies or instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real               The Portfolio may invest in CMOs and REMICs. Certain
Estate Mortgage Investment Conduits (REMICs): CMOs are            CMOs and REMICs may have variable or floating interest
privately issued mortgage-backed bonds whose underlying           rates and others may be stripped. Stripped mortgage
value is the mortgages that are collected into                    securities are generally considered illiquid and to
different pools according to their maturity. They are             such extent, together with any other illiquid
issued by U.S. government agencies and private issuers.           investments, will not exceed 10% of the Portfolio's net
REMICs are privately issued mortgage-backed bonds whose           assets.
underlying value is a fixed pool of mortgages secured
by an interest in real property. Like CMOs, REMICs
offer different pools.

U.S. Government Securities: U.S. Treasury securities              The Portfolio may invest in U.S. government securities.
are backed by the "full faith and credit" of the United           These securities are issued or guaranteed as to the
States. Securities issued or guaranteed by federal                payment of principal and interest by the U.S.
agencies and U.S. government sponsored                            government, and by various agencies or
instrumentalities may or may not be backed by the "full           instrumentalities which have been established or
faith and credit" of the United States. In the case of            sponsored by the U.S. government.
securities not backed by the "full faith and credit" of
the United States, investors in such securities look
principally to the agency or instrumentality issuing or
guaranteeing the obligation for ultimate repayment.

Foreign Government Securities: Debt issued by a                   Foreign government securities purchased by the
government other than the United States or by an                  Portfolio will generally be rated in one of the top two
agency, instrumentality or political subdivision of               rating categories or, if unrated, deemed to be of
such governments.                                                 comparable quality. However, the Portfolio may invest
                                                                  up to 5% of its assets in fixed-income securities
                                                                  rated, or comparable to securities rated, below BBB.

Repurchase Agreements: An agreement between a buyer and           While the Portfolio is permitted to do so, it normally
seller of securities in which the seller agrees to buy            does not invest in repurchase agreements except to
the securities back within a specified time at the same           invest cash balances or for temporary defensive
price the buyer paid for them, plus an amount equal to            purposes. Not more than 10% of the Portfolio's assets
an agreed upon interest rate. Repurchase agreements are           may be invested in repurchase agreements having a
often viewed as equivalent to cash.                               maturity in excess of seven days.


Restricted Securities: Privately placed securities                The Portfolio may invest in restricted securities,
whose resale is restricted under securities law.                  including securities eligible for resale without
                                                                  registration pursuant to Rule 144A under the Securities
                                                                  Act of 1933. To the extent restricted securities are
                                                                  illiquid, the Portfolio will limit its investments in
                                                                  them in accordance with its policy concerning illiquid
                                                                  securities. See "Illiquid Securities" below.

Illiquid Securities: Securities that do not have a                The Portfolio may invest no more than 10% of its net
ready market, and cannot be easily sold, if at all, at            assets in illiquid securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements
maturing in more than seven days.


     4
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
Additional Investment Information (continued)

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                            Securities                                    How we use them
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
Short-Term Debt Investments: These instruments include            The Portfolio may invest in these instruments either as
(1) time deposits, certificates of deposit and bankers            a means to achieve its investment objective or, more
acceptances issued by a U.S. commercial bank; (2)                 commonly, as temporary defensive investments or pending
commercial paper of the highest quality rating; (3)               investment in the Portfolio's principal investment
short-term debt obligations with the highest quality              securities.
rating; (4) U.S. government securities; and (5)
repurchase agreements collateralized by those
instruments.

Time Deposits: Time deposits are non-negotiable                   Time deposits maturing in more than seven days will not
deposits maintained in a banking institution for a                be purchased by the Portfolio, and time deposits
specified period of time at a stated interest rate.               maturing from two business days through seven calendar
                                                                  days will not exceed 10% of the total assets of the
                                                                  Portfolio.

When-Issued and Delayed-Delivery Securities: In these             The Portfolio may purchase securities on a when-issued
transactions, instruments are purchased with payment              or delayed delivery basis. The Portfolio may not enter
and delivery taking place in the future in order to               into when-issued commitments exceeding in the aggregate
secure what is considered to be an advantageous yield             15% of the market value of the Portfolio's total assets
or price at the time of the transaction. The payment              less liabilities other than the obligations created by
obligations and the interest rates that will be                   these commitments. The Portfolio will maintain with the
received are each fixed at the time the Portfolio                 Custodian Bank a separate account with a segregated
enters into the commitment and no interest accrues to             portfolio of securities in an amount at least equal to
the Portfolio until settlement. Thus, it is possible              these commitments.
that the market value at the time of settlement could
be higher or lower than the purchase price if the
general level of interest rates has changed.

Securities Lending: These transactions involve the loan           The Portfolio may loan up to 25% of its assets to
of securities owned by the Fund to qualified dealers              qualified brokers/dealers or institutional investors.
and investors for their use relating to short-sales or            These transactions will generate additional income for
other securities transactions.                                    the Portfolio.

Borrowing From Banks: The Portfolio may have                      The Portfolio may borrow money as a temporary measure
pre-existing arrangements with banks that permit it to            or to facilitate redemptions. The Portfolio does not
borrow money from time to time.                                   intend to increase its net income through borrowing.


American Depositary Receipts (ADRs), European                     The Portfolio may invest in sponsored and unsponsored
Depositary Receipts (EDRs), and Global Depositary                 ADRs.
Receipts (GDRs): ADRs are receipts issued by a U.S.
depositary (usually a U.S. bank) and EDRs and GDRs are            In conjunction with its investments in foreign
receipts issued by a depositary outside of the U.S.               securities, the Portfolio may also invest in sponsored
(usually a non-U.S. bank or trust company or a foreign            and unsponsored EDRs and GDRs.
branch of a U.S. bank). Depositary receipts represent
an ownership interest in an underlying security that is
held by the depositary. Generally, the underlying
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary,
and unsponsored depositary receipts are issued by the
depositary without the participation of the issuer of
the underlying security. Generally, the holder of the
depositary receipt is entitled to all payments of
interest, dividends or capital gains that are made on
the underlying security.

Brady Bonds: These are debt securities issued under the           The Portfolio may invest in Brady Bonds consistent with
framework of the Brady Plan, an initiative announced by           its investment objective. We believe that economic
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a           reforms undertaken by countries in connection with the
mechanism for debtor nations to restructure their                 issuance of Brady Bonds may make the debt of countries
outstanding external indebtedness (generally,                     which have issued or have announced plans to issue
commercial bank debt).                                            Brady Bonds a viable opportunity for investment.


Foreign Currency Transactions: The Portfolio will                 Although the Portfolio values its assets daily in terms
invest in securities of foreign issuers and may hold              of U.S. dollars, it does not intend to convert its
foreign currency. In addition, the Portfolio may enter            holdings of foreign currencies into U.S. dollars on a
into contracts to purchase or sell foreign currencies             daily basis. The Portfolio may, however, from time to
at a future date (i.e., a "forward foreign currency"              time, purchase or sell foreign currencies and/or engage
contract or "forward" contract). A forward contract               in forward foreign currency transactions in order to
involves an obligation to purchase or sell a specific             expedite settlement of Portfolio transactions and to
currency at a future date, which may be any fixed                 minimize currency value fluctuations.
number of days from the date of the contract, agreed
upon by the parties, at a price set at the time of the
contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has
agreed to purchase or sell, in terms of U.S. dollars or
other currencies in which the transaction will be
consummated.

                                                                           5
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

Risk Factors

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

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                            Risks                                         How we strive to manage them
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
Market Risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus
securities in a certain market-like the stock or bond             on securities that we believe can continue to provide
market-will decline in value because of factors such as           returns over an extended period of time regardless of
economic conditions, future expectations or investor              interim market fluctuations. We do not try to predict
confidence.                                                       overall market movements and do not trade for
                                                                  short-term purposes.

Industry and Security Risk is the risk that the value             To seek to reduce these risks for the Portfolio, we
of securities in a particular industry or the value of            limit the amount of the Portfolio's assets invested in
an individual stock or bond will decline because of               any one industry, we limit investments in any
changing expectations for the performance of that                 individual security and we follow a rigorous selection
industry or for the individual company issuing the                process before choosing securities for the Portfolio,
stock or bond.                                                    as is consistent with the Portfolio's investment objective.

Interest Rate Risk is the risk that securities,                   The Portfolio is subject to various interest rate
particularly bonds with longer maturities, will                   risks. We cannot eliminate that risk, but we do try to
decrease in value if interest rates rise and increase             address it by monitoring economic conditions,
in value if interest rates fall. However, investments             especially interest rate trends and their potential
in equity securities issued by small and medium sized             impact on the Portfolio. The Portfolio does not try to
companies which often borrow money to finance                     increase returns on its investments in debt securities
operations, may also be adversely affected by rising              by predicting and aggressively capitalizing on interest
interest rates.                                                   rate movements. The Portfolio anticipates that average
                                                                  weighted maturity will be in the five-to-ten year
                                                                  range, with a possible shift beyond ten years in a
                                                                  declining interest rate environment and a possible
                                                                  shortening below five years in a rising interest rate
                                                                  environment.

Foreign Risk is the risk that foreign securities may be           The Portfolio will invest in securities of foreign
adversely affected by political instability, changes in           issuers, which normally are denominated in foreign
currency exchange rates, foreign economic conditions or           currencies, and may hold foreign currencies directly.
inadequate regulatory and accounting standards. In                Investments in securities of non-United States issuers
addition, there is the possibility of expropriation,              involve certain risk and opportunity considerations not
nationalization or confiscatory taxation, taxation of             typically associated with investing in United States
income earned in foreign nations or other taxes imposed           companies. We attempt to reduce these risks by
with respect to investments in foreign nations, foreign           conducting world-wide fundamental research with an
exchange controls, which may include suspension of the            emphasis on company visits. In addition, we monitor
ability to transfer currency from a given country, and            current economic and market conditions and trends, the
default in foreign government securities.                         political and regulatory environment and the value of
                                                                  currencies in different countries in an effort to
                                                                  identify the most attractive countries and securities.
                                                                  Additionally, when currencies appear significantly
                                                                  overvalued compared to average real exchange rates, the
                                                                  Portfolio may hedge exposure to those currencies for
                                                                  defensive purposes.

Currency Risk is the risk that the value of an                    The Portfolio may be affected by changes in currency
investment may be negatively affected by changes in               rates and exchange control regulations and may incur
foreign currency exchange rates. Adverse changes in               costs in connection with conversions between
exchange rates may reduce or eliminate any gains                  currencies. To hedge this currency risk associated with
produced by investments that are denominated in foreign           investments in non-U.S. dollar denominated securities,
currencies and may increase losses.                               the Portfolio may invest in forward foreign currency
                                                                  contracts. Those activities pose special risks which do
                                                                  not typically arise in connection with investments in
                                                                  U.S. securities.

Emerging Markets Risk is the possibility that the risks           The Portfolio may invest a portion of its assets in
associated with international investing will be greater           securities of issuers located in emerging markets. The
in emerging markets than in more developed foreign                Portfolio cannot eliminate these risks but will attempt
markets because, among other things, emerging markets             to reduce these risks through portfolio
may have less stable political and economic                       diversification, credit analysis, and attention to
environments. In addition, in many emerging markets,              trends in the economy, industries and financial markets
there is substantially less publicly available                    and other relevant factors.
information about issuers and the information that is
available tends to be of a lesser quality. Economic
markets and structures tend to be less mature and
diverse and the securities markets which are subject to
less government regulation or supervision may also be
smaller, less liquid and subject to greater price
volatility.

Lower Rated Fixed-Income Securities (high-yield, high             The Portfolio may invest up to 5% of its assets in high
risk securities) while generally having higher yields,            risk, high-yield fixed-income securities of foreign
are subject to reduced creditworthiness of issuers,               governments including, with specified limitations,
increased risks of default and a more limited and less            Brady Bonds. See "Emerging Markets Risk" above. The
liquid secondary market than higher rated securities.             Portfolio will attempt to reduce these risks through
These securities are subject to greater volatility and            portfolio diversification, credit analysis, attention
risk of loss of income and principal than are higher              to trends in the economy, industries and financial
rated securities. Lower rated and unrated fixed-income            markets, and complying with the limits on exposure to
securities tend to reflect short-term corporate and               this asset class described in this Prospectus.
market developments to a greater extent than higher
rated fixed-income securities, which react primarily to
fluctuations in the general level of interest rates.
Fixed-income securities of this type are considered to
be of poor standing and primarily speculative. Such
securities are subject to a substantial degree of
credit risk.




     6
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

Risk Factors (continued)

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities                 We limit exposure to illiquid securities as described
cannot be readily sold, if at all, at approximately the           under "Additional Investment Information - Illiquid
price that the Portfolio values them.                             Securities."


Portfolio Turnover rates reflect the amount of                    The Portfolio will normally experience an annual
securities that are replaced from the beginning of the            portfolio turnover rate exceeding 100%, but that rate
year to the end of the year by a Portfolio. The degree            is not expected to exceed 200%.
of portfolio activity may affect brokerage costs and
other transaction costs of the Portfolio, as well as
taxes payable by Portfolio shareholders that are
subject to federal income tax.

Prepayment Risk is the risk that homeowners will prepay           The Portfolio takes into consideration the likelihood
mortgages during periods of low interest rates, forcing           of prepayment when mortgages are selected. The
an investor to reinvest money at interest rates that              Portfolio may look for mortgage securities that have
might not be lower than those on the prepaid mortgage.            characteristics that make them less likely to be
                                                                  prepaid, such as low outstanding loan balances or
                                                                  below-market interest rates.


Non-Diversified Portfolios are believed to be subject             The Portfolio will not be diversified under the 1940
to greater risks because adverse effects on their                 Act. This means the Portfolio may invest in securities
security holdings may affect a larger portion of their            of any one issuer in an amount greater than 5% of the
overall assets.                                                   Portfolio's total assets. However, the Portfolio will
                                                                  satisfy the Internal Revenue Code's diversification
                                                                  requirement, which requires that 50% of the Portfolio's
                                                                  assets be represented by cash, cash items, certain
                                                                  qualifying securities and other securities limited in
                                                                  respect of any one issuer to an amount not greater than
                                                                  5% of the Portfolio's total assets. The Portfolio, in
                                                                  practice, does not intend to be heavily invested in any
                                                                  single particular industry.


Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Portfolio's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Portfolio. The Year 2000 Problem may also adversely affect the issuers of securities in which the Portfolio invests. The portfolio managers and investment professionals of the Portfolio consider Year 2000 issues in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

                                                                           7
                                                                           -----

Management of the Fund

Directors

The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Directors. See the Fund's Statement of Additional Information for additional information about the Fund's officers and directors.

Portfolio Managers
David G. Tilles

Managing Director and Chief Investment Officer - Delaware International Advisers Ltd. Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Ian G. Sims

Director/Deputy Managing Director/Chief Investment Officer/Global Fixed Income - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio)

Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Management Ltd. Mr. Sims has managed The Global Fixed Income Portfolio since its date of inception.

Investment Adviser

Delaware International Advisers Ltd. ("Delaware International"), furnishes investment advisory services to the Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware International has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware International, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is their resposibility to make investment decisions for the Portfolio. The investment adviser was paid a fee of 0.48% (as a percentage of average daily net assets) for the last fiscal year, reflecting the waiver of fees by Delaware International.

Delaware International is affiliated with Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters currently in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE. Lincoln's address currently is 200 E. Berry Street, Fort Wayne, IN 46802.

From time to time, certain institutional separate accounts advised by Delaware International and an affiliate of Delaware, may invest in the Fund's portfolios. The portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the portfolios' shares. These transactions will affect the portfolios, since portfolios that experience redemptions may be required to sell portfolio securities, and portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the portfolios, are committed to minimizing the impact of such transactions on the portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.




     8
------

If permitted under applicable law, in cases where a shareholder of any of the portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a portfolio.

Administrator
Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 1818 Market Street, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual fixed fee, payable monthly, and allocated among the portfolios of the Fund based on the relative percentage of assets of each portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor
Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Portfolio. Under its Distribution Agreements with the Fund on behalf of the Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.


                                                                           9
                                                                           -----

SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

   o Audited annual financial reports

   o Unaudited semi-annual financial reports.

   o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number 1-800-231-8002 is available for shareholder inquiries during normal business hours. You may also obtain the net asset value for the Portfolio by calling this number. Written correspondence should be addressed to:

                       Delaware Pooled Trust, Inc.
                       One Commerce Square
                       2005 Market Street
                       Philadelphia, PA 19103
                       Attention: Client Services

Exchange Privilege

The Portfolio's shares may be exchanged for shares of the other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

Please call the Fund for further information on how to exchange shares of the Fund.

























     10
-------

How to Purchase Shares

Shares of the Portfolio are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in the Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange (NYSE) (usually 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

   o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio's name, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with an account number.

   o Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account #2014128934013. The funds should be sent to the attention of Delaware Pooled Trust, Inc. (be sure to have your bank include the name of the Portfolio, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, First Union Bank and The Chase Manhattan Bank, the Fund's custodian are open for business.

   o Third, complete the Account Registration Form within two days and mail it to:

                       Delaware Pooled Trust, Inc.
                       One Commerce Square
                       2005 Market Street
                       Philadelphia, PA 19103
                       Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to the Portfolio to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

   o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

   o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.




                                                                           11
                                                                           -----

Redemption of Shares

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of the Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

   o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

   o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

     Send your requests to:

                       Delaware Pooled Trust, Inc.
                       Attn: Client Services
                       One Commerce Square
                       2005 Market Street
                       Philadelphia, PA 19103
                       FAX #215-255-1162

By Telephone

   o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified in the Account Registration Form.

   o Shares cannot be redeemed by telephone if stock certificates are held for those shares or in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

   o Redemption requests will be priced at the net asset value next determined after the request is received.

   o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

   o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

   o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

   o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.




     12
-------

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. Investors in the Portfolio should contact the Fund at 1-800-231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individuals investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to the Portfolio, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of your holdings in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                              VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business.



                                                                           13
                                                                           -----

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the net asset value may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Directors.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute dividends monthly.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                     TAXES

General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

     14
-------

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

The Portfolio may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.


                                                                           15
                                                                           -----

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 The Global Fixed Income Portfolio
                                                                                                                  Year ended 10/31
                                                                1998       1997         1996         1995         1994
 ......................................................................................................................
Net asset value, beginning of period                          $11.220     $11.620      $11.040       $9.790      $11.090
Income from investment operations:
Net investment income(1)                                        0.610       0.721        0.777        0.736        0.419
Net realized and unrealized
   gain (loss) on investments                                   0.037      (0.116)       0.725        0.924       (0.193)
                                                            ---------    --------     --------     --------      -------
Total from investment operations                                0.647       0.605        1.502        1.660        0.226
                                                            ---------    --------     --------     --------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.630)     (0.835)      (0.720)      (0.410)      (0.949)
Distributions from net realized
   gain on investments
   and foreign currencies                                      (0.177)     (0.170)      (0.202)        none       (0.577)
                                                            ---------    --------     --------     --------      -------
Total dividends and distributions                              (0.807)     (1.005)      (0.922)      (0.410)      (1.526)
                                                            ---------    --------     --------     --------      -------
Net asset value, end of period                                $11.060     $11.220      $11.620      $11.040       $9.790
                                                            =========    ========     ========      =======      =======
Total return(2)                                                 6.28%       5.59%       16.40%       17.38%        2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $660,741    $431,076     $252,068      $99,161      $42,266
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%        0.60%        0.62%
Ratio of expenses to average net assets
   prior to expense limitation                                  0.62%       0.65%        0.66%        0.68%        0.76%
Ratio of net investment income
   to average net assets                                        5.71%       6.28%        8.52%        6.73%        3.62%
Ratio of net investment income
   to average net assets
   prior to expense limitation                                  5.69%       6.23%        8.46%        6.65%        3.48%
Portfolio turnover                                               131%        114%          63%          77%         205%
________________________________________________________________________________________________________________________

The financial highlights table is intended to help you understand the Portfolio's financial performance. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-231-8002.

(1) Per share information for the year ended October 31, 1998 was based on the average shares outstanding method.
(2)  Total return reflects voluntary expense limitations.



     16
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





APPENDIX A-RATINGS

Bonds

   Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

   Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.



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Commercial Paper

   Excerpts from Moody's description of its two highest commercial paper ratings: P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

   Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.




























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


Delaware Pooled
Trust

Additional information about the Portfolio's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolio in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

You can find reports and other information about the Portfolio on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

E-mail

PooledTrust@delinvest.com

Shareholder Inquires

Call the Portfolio at 1-800-231-8002

oFor Fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.











Investment Company Act File Number: 811-6322

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London